UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2024

BONE BIOLOGICS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-40899	42-1743430
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Burlington Woods Drive, Ste. 100 Burlington, MA	01803
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 552-4452

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	BBLG	The Nasdaq Stock Market LLC

Warrants to Purchase Common stock, $0.001 par value per share	BBLGW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 8, 2024, the Board of Directors of Bone Biologics Corporation (the “Company”) appointed Robert E. Gagnon to the Company’s Board of Directors. As previously disclosed, Erick Lucera resigned from the Board of Directors on December 27, 2023, effective as of the date Mr. Gagnon was appointed. Mr. Gagnon will serve as chair of the Company’s audit committee and as a member of the compensation committee and the nominating and corporate governance committee. Mr. Gagnon will be compensated for his service in the same manner as the Company’s other directors.

Mr. Gagnon, age 49, brings more than 20 years of financial and commercial experience leading global finance operations. He served as an Operating Partner at Gurnet Point Capital, a healthcare venture capital and private equity fund. He was Chief Business Officer and Chief Financial Officer at Verastem Oncology. Before that, he was Chief Financial Officer at Harvard Bioscience, Inc. Mr. Gagnon served as Executive Vice President, Chief Financial Officer, and Treasurer at Clean Harbors, Inc. as well as Chief Accounting Officer and Controller at Biogen Idec, Inc. Mr. Gagnon worked in a variety of senior positions at Deloitte & Touche, LLP, and PricewaterhouseCoopers, LLP. He holds an M.B.A. from the MIT Sloan School of Management and a B.A. in Accounting from Bentley College. Mr. Gagnon currently serves on the Board of Directors at Verastem Oncology and Purple Biotech.

Mr. Gagnon was not selected to serve on the Board under any arrangement or understanding between him and any other person. The Company is not aware of any transactions with Mr. Gagnon that would require disclosure under Item 404(a) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

There are filed as part of this report the exhibits listed on the accompanying Index to Exhibits, which information is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 11, 2024	BONE BIOLOGICS CORPORATION

	By:	/s/ JEFFREY FRELICK
	Name:	Jeffrey Frelick
	Title:	Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release of Bone Biologics Corporation, dated January 11, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)